SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  July 17, 2000

                               NCT Group, Inc.
               (formerly Noise Cancellation Technologies, Inc.)
              (Exact name of Registrant as specified in Charter)


      Delaware                         0-18267                 59-2501025
(State or other juris-               (Commission             (IRS Employer
diction of incorporation)            File Number)           Identification
                                                                 Number)


20 Ketchum Street, Westport, Connecticut                             06880
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number including area code:              (203)226-4447


      1015 West Nursery Road, Linthicum, Maryland 21090
  (Former name or former address, if changes since last report)


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Item 4.           Changes in Registrant's Certifying Accountant.

      On July 17, 2000, the Company notified its independent accountants, Richard A. Eisner & Co., LLP ("RAE") that the auditing services of RAE would no longer be required. RAE's dismissal was approved by the registrant's Board of Directors. RAE originally was selected as the Company's independent accountants in January, 1995 to audit the Company's consolidated financial statements as of and for the year ended December 31, 1994.

      During the Company's fiscal year ended December 31, 1999, and during the interim period preceding their dismissal as the Company's independent accountants, there were no disagreements with RAE on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of RAE, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. The report of RAE, dated February 25, 2000 (with respect to Note 11, March 7, 2000), on the Companys consolidated financial statements as of and for the year ended December 31, 1999 included in the Companys 1999 Annual Report on Form 10-K, did not contain an adverse opinion and was not qualified or modified as to audit scope or accounting principles. A letter from RAE is attached as
Exhibit 16.

      On July 17, 2000, the Company engaged the accounting firm of Goldstein Golub Kessler LLP ("GGK") as independent accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2000. The engagement was authorized by the registrant's Board of Directors. During the fiscal year ended December 31, 1999, and the subsequent period, neither the Company nor any person on the Company's behalf consulted GGK regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Companys consolidated financial statements.

Item 7.           Exhibits

Exhibit No.             Description                   Sequential Page No.

16                Letter of Richard A. Eisner & Co., LLP           4
                  re change in certifying accountant

                                    SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NCT GROUP, INC.
                                          Registrant



                                          By:   /s/  Cy E. Hammond
                                                Cy E. Hammond
                                                Senior Vice President and
                                                Chief Financial Officer


Date: July 21, 2000